=============================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                _________________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) February 16, 1998



                          COMPUTER SCIENCES CORPORATION
               (Exact name of Registrant as specified in its charter)


NEVADA                              1-4850                         95-2043126
(State or Other Jurisdiction     (Commission                 (I.R.S. Employer
of Incorporation)                File Number)             Identification No.)



2100 East Grand Avenue
El Segundo, California                                                  90245
(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code (310) 615-0311



                               Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)




=============================================================================

Item 5.   Other Events.

          On February 16, 1998, the Board of Directors of the Registrant amended the Bylaws of the Registrant to add the following provision:


                                  "ARTICLE IX

          'ACQUISITION OF CONTROLLING INTEREST' PROVISIONS OF
           THE NEVADA GENERAL CORPORATION LAW SHALL NOT APPLY

          On and after February 16, 1998, the provisions of Section 78.378 to 78.3793, inclusive, of the Nevada Revised Statutes shall not apply to the corporation."

          A copy of the Registrant's Bylaws, as amended and restated effective February 16, 1998, is included as Exhibit 3.5 hereto.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          The exhibit listed below is filed as a part of this report:

          3.5 Bylaws of the Registrant, as amended and restated effective February 16, 1998






                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                           COMPUTER SCIENCES CORPORATION



Dated: February 16, 1998                   By /s/ Scott M. Delanty
                                              --------------------------
                                              Scott M. Delanty
                                              Vice President and Controller
                                                   Chief Accounting Officer

                                                                EXHIBIT 3.5










                                   BYLAWS

                                     OF

                        COMPUTER SCIENCES CORPORATION














                           As amended February 16, 1998

                                  BYLAWS
                                    OF
                       COMPUTER SCIENCES CORPORATION


                                 ARTICLE I

                                  OFFICES

     Section 1.  Principal Office.
                 ----------------
The principal office of the corporation in the State of Nevada shall be in the City of Reno, County of Washoe.

     Section 2.  Other Offices.
                 -------------
The corporation may also have offices in such other places, both within and without the State of Nevada, as the Board of Directors may from time to time determine or the business of the corporation may require.


                                 ARTICLE II

                          MEETINGS OF STOCKHOLDERS

     Section 1.  Place of Annual Meetings.
                 ------------------------
Annual meetings of the stockholders shall be held at the office of the corporation in the City of El Segundo, State of California or at such other place, within or without the State of California, as shall be designated by the Board of Directors.

     Section 2.  Date of Annual Meetings; Election of Directors.
                 ----------------------------------------------
Annual meetings of the stockholders shall be held on the second Monday in August, if not a legal holiday, and if a legal holiday, then on the next secular day following at 2:00 p.m., or at such other time and date as the Board of Directors shall determine. At such annual meeting, the stockholders of the corporation shall elect a Board of Directors and transact such other business as may properly be brought before the meeting.

     Section 3.  Special Meetings.
                 ----------------
Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation, may be called by the Chairman of the Board, the Board of Directors, or by the president and shall be called by the president or secretary at the request in writing of a majority of the Board of Directors or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purposes of the proposed meeting and shall be directed to the Chairman of the Board, the president, the vice president, or the secretary by anyone entitled to call a special meeting of stockholders.

     Section 4.  Notices of Meetings.
                 -------------------
Notices of meetings of the stockholders shall be in writing and signed by the president, a vice president, the secretary, an assistant secretary, or by such other person or persons as the directors shall designate. Such notice shall state the purpose or purposes for which the meeting is called and the time when, and the place where, it is to be held. A copy of such notice shall be either delivered personally or shall be mailed, postage prepaid, to each stockholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before such meeting. If mailed, it shall be directed to the stockholder at his address as it appears upon the records of the corporation and upon such mailing of any such notice, the service thereof shall be complete, and the time of the notice shall begin to run from the date upon which such notice is deposited in the mail for transmission to such stockholder. If no such address appears on the books of the corporation and a stockholder has given no address for the purpose of notice, then notice shall be deemed to have been given to such stockholder if it is published at least once in a newspaper of general circulation in the county in which the principal executive office of the corporation is located. An affidavit of the mailing or publication of any such notice shall be prima facie evidence of the giving of such notice.

     Personal delivery of any such notice to any officer of a corporation or association, or to any member of a partnership shall constitute delivery of such notice to such corporation, association or partnership. If any notice addressed to the stockholder at the address of such stockholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that it is unable to deliver the notice to the stockholder at such address, all future notices shall be deemed to have been duly given to such stockholder, without further mailing, if the same shall be available for the stockholder upon written demand of the stockholder at the principal executive office of the corporation for a period of one year from the date of the giving of the notice to all other stockholders.

     Section 5.  Quorum.
                 ------
The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by the statutes of Nevada or by the Articles of Incorporation. Regardless of whether or not a quorum is present or represented at any annual or special meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present in person or represented by proxy, provided that when any stockholders' meeting is adjourned for more than forty-five (45) days, or if after adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting at which a quorum shall be present or represented by proxy, any business may be transacted which might have been transacted at the meeting as originally noticed.

     Section 6.  Vote Required.
                 -------------
When a quorum is present or represented at any meeting, the holders of a majority of the stock present in person or represented by proxy and voting shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the statutes of Nevada or of the Articles of Incorporation, a different vote is required, in which case such express provision shall govern and control the decision of such question. The stockholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

     Section 7.  Cumulative Voting.
                 -----------------
Except as otherwise provided in the Articles of Incorporation, every stockholder of record of the corporation shall be entitled at each meeting of the stockholders to one vote for each share of stock standing in his name on the books of the corporation. At all elections of directors of this corporation, each holder of shares of capital stock possessing voting power shall be entitled to as many votes as shall equal the number of his shares of stock multiplied by the number of directors to be elected, and he may cast all of such votes for a single director or may distribute them among the number to be voted for or any two or more of them, as he may see fit. The stockholders of this corporation and any proxyholders for such stockholders are entitled to exercise the right to cumulative voting at any meeting held for the election of directors if: (a) not less than forty-eight (48) hours before the time fixed for holding such meeting, if notice of the meeting has been given at least ten (10) days prior to the date of the meeting, and otherwise not less than twenty-four (24) hours before such time, a stockholder of this corporation has given notice in writing to the president or secretary of the corporation that he desires that the voting at such election of directors shall be cumulative; and (b) at such meeting, prior to the commencement of voting for the election of directors, an announcement of the giving of such notice has been made by the chairman or the secretary of the meeting or by or on behalf of the stockholder giving such notice. Notice to stockholders of the requirements of the preceding sentence shall be contained in the notice calling such meeting or in the proxy material accompanying such notice.

     Section 8.  Conduct of Meetings.
                 -------------------
Subject to the requirements of the statutes of Nevada, and the express provisions of the Articles of Incorporation and these Bylaws, all annual and special meetings of stockholders shall be conducted in accordance with such rules and procedures as the Board of Directors may determine and, as to matters not governed by such rules and procedures, as the chairman of such meeting shall determine. The chairman of any annual or special meeting of stockholders shall be designated by the Board of Directors and, in the absence of any such designation, shall be the president of the corporation.

     Section 9.  Proxies.
                 -------
At any meeting of the stockholders, any stockholder may be represented and vote by a proxy or proxies appointed by an instrument in writing. In the event that such instrument in writing shall designate two or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one shall be present, then that one shall have and may exercise all of the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide. No such proxy shall be valid after the expiration of six (6) months from the date of its execution, unless coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven (7) years from the date of its execution. Subject to the above, any proxy duly executed is not revoked and continues in full force and effect until (i) an instrument revoking it or duly executed proxy bearing a later date is filed with the secretary of the corporation or,
(ii) the person executing the proxy attends such meeting and votes the shares subject to the proxy, or (iii) written notice of the death or incapacity of the maker of such proxy is received by the corporation before the vote pursuant thereto is counted.

     Section 10.  Action by Written Consent.
                  -------------------------
Any action, except election of directors, which may be taken by a vote of the stockholders at a meeting, may be taken without a meeting and without notice if authorized by the written consent of stockholders holding at least three-fourths of the voting power.

     Section 11.  Inspectors of Election.
                  ----------------------
In advance of any meeting of stockholders, the Board of Directors may appoint inspectors of election to act at such meeting and any adjournment thereof. If inspectors of election are not so appointed, or if any persons so appointed fail to appear or refuse to act, then, unless other persons are appointed by the Board of Directors prior to the meeting, the chairman of any such meeting may, and on the request of any stockholder or a stockholder proxy shall, appoint inspectors of election (or persons to replace those who fail to appear or refuse to act) at the meeting. The number of inspectors shall not exceed three.

     The duties of such inspectors shall include: (a) determining the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity and effect of proxies; (b) receiving votes, ballots or consents; (c) hearing and determining all challenges and questions in any way arising in connection with the right to vote; (d) counting and tabulating all votes or consents and determining the result; and (e) taking such other action as may be proper to conduct the election or vote with fairness to all stockholders. In the determination of the validity and effect of proxies, the dates contained on the forms of proxy shall presumptively determine the order of execution of the proxies, regardless of the postmark dates on the envelopes in which they are mailed. The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

                                 ARTICLE III

                                  DIRECTORS

     Section 1.  Number of Directors.
                 -------------------
The exact number of directors which shall constitute the whole Board shall be nine (9), all of whom shall be at least 18 years of age. The authorized number of directors may from time to time be increased to not more than fifteen (15) or decreased to not less than three (3) by resolution of the directors of the corporation amending this section of the Bylaws. The directors shall be elected at the annual meeting of the stockholders, but if for any reason the directors are not elected at the annual meeting of the stockholders, they may be elected at any special meeting of the stockholders which is called and held for that purpose. Except as provided in Section 2 of this Article III, each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

     Section 2.  Vacancies.
                 ---------
Vacancies, including those caused by (i) the death, removal, or resignation of directors, (ii) the failure of stockholders to elect directors at any annual meeting, and (iii) an increase in the number of directors, may be filled by a majority of the remaining directors though less than a quorum. When one or more directors shall give notice of his or their resignation to the Board, effective at a future date, the acceptance of such resignation shall not be necessary to make it effective. The Board shall have power to fill such vacancy or vacancies to take effect when such resignation or resignations shall become effective, each director so appointed to hold office during the remainder of the term of office of the resigning director or directors. The Board of Directors may remove any director for cause. Any director may be removed from office by the vote or written consent of stockholders of the corporation representing not less than two-thirds (2/3) of its issued and outstanding capital stock entitled to voting power. The provisions in the preceding sentence notwithstanding, no director of this corporation shall be removed from office under the provisions of this section except upon the vote or written consent of stockholders owning sufficient shares to have prevented his election to office in the first instance.

     Section 3.  Authority.
                 ---------
The business of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.

     Section 4.  Meetings.
                 --------
The Board of Directors of the corporation may hold meetings, both regular and special, at such place, either within or without the State of Nevada, which has been designated by resolution of the Board of Directors. In the absence of such designation, meetings shall be held at the office of the corporation in the City of El Segundo, State of California.

     Section 5.  First Meeting.
                 -------------
The first meeting of the newly elected Board of Directors shall be held immediately following the annual meeting of the stockholders and no notice of such meeting to the newly elected directors shall be necessary in order legally to constitute a meeting, provided a quorum shall be present.

     Section 6.  Regular Meetings.
                 ----------------
Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by the Board.

     Section 7.  Special Meetings.
                 ----------------
Special meetings of the Board of Directors may be called by the Chairman of the Board, or the president and shall be called by the president or secretary at the written request of two directors. Notice of the time and place of special meetings shall be given within 30 days to each director (a) personally or by telephone or telegraph, in each case at least three (3) days prior to the holding of the meeting, or (b) by mail, charges prepaid, addressed to him at his address as it is shown upon the records of the corporation or, if it is not so shown on such records and is not readily ascertainable, at the place at which the meetings of the directors are regularly held, at least three (3) days prior to the holding of the meeting. Notice by mail shall be deemed to have been given at the time a written notice is deposited in the United States mails, postage prepaid. Any other written notice shall be deemed to have been given at the time it is personally delivered to the recipient or is delivered to a common carrier for transmission, or actually transmitted by the person giving the notice by electronic means, to the recipient. Oral notice shall be deemed to have been given at the time it is communicated, in person or by telephone or wireless, to the recipient or to a person at the office of the recipient who the person giving the notice has reason to believe will promptly communicate it to the recipient. Any notice, waiver of notice or consent to holding a meeting shall state the time, date and place of the meeting but need not specify the purpose of the meeting.

     Section 8.  Quorum.
                 ------
Presence in person of a majority of the Board of Directors, at a meeting duly assembled, shall be necessary to constitute a quorum for the transaction of business and the act of a majority of the directors present and voting at any meeting, at which a quorum is then present, shall be the act of the Board of Directors, except as may be otherwise specifically provided by the statutes of Nevada or by the Articles of Incorporation. A meeting at which a quorum is initially present shall not continue to transact business in the absence of a quorum.

     Section 9.  Action by Written Consent.
                 -------------------------
Unless otherwise restricted by the Articles of Incorporation or by these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if a written consent thereto is signed by all members of the Board. Such written consent shall be filed with the minutes of proceedings of the Board of Directors.

     Section 10.  Telephonic Meetings.
                  -------------------
Unless otherwise restricted by the Articles of Incorporation or these Bylaws, members of the Board of Directors or of any committee designated by the Board of Directors may participate in a meeting of the Board or committee by means of a conference telephone network or a similar communications method by which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to the preceding sentence constitutes presence in person at such meeting.

     Section 11.  Adjournment.
                  -----------
A majority of the directors present at any meeting, whether or not a quorum is present, may adjourn any directors' meeting to another time, date and place. If any meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time, date and place shall be given, prior to the time of the adjourned meeting, to the directors who were not present at the time of adjournment. If any meeting is adjourned for less than twenty-four
(24) hours, notice of any adjournment shall be given to absent directors, prior to the time of the adjourned meeting, unless the time, date and place is fixed at the meeting adjourned.

     Section 12.  Committees.
                  ----------
The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees of the Board of Directors. Such committee or committees shall have such name or names, shall have such duties and shall exercise such powers as may be determined from time to time by the Board of Directors.

     Section 13.  Committee Minutes.
                  -----------------
The committees shall keep regular minutes of their proceedings and report the same to the Board of Directors.

     Section 14.  Compensation of Directors.
                  -------------------------
The directors shall receive such compensation for their services as directors, and such additional compensation for their services as members of any committees of the Board of Directors, as may be authorized by the Board of Directors.

     Section 15.  Mandatory Retirement of Directors.
                  ---------------------------------
Notwithstanding anything to the contrary in these Bylaws, a director shall not serve beyond, and shall automatically retire at, the close of the first meeting of the Board of Directors held during the month in which such director shall become age 70; provided, however, that any person who was a director on December 6, 1996 and who was age 65 or older on such date may serve until, but shall automatically retire at, the close of the first meeting of the Board of Directors held during the month in which such director shall become age 72.
If no meeting of the Board of Directors is held during such month, the director shall automatically retire as of the last day of such month.

                                 ARTICLE IV

                                  OFFICERS

     Section 1.  Principal Officers.
                 ------------------
The officers of the corporation shall be elected by the Board of Directors and shall be a president, a secretary and a treasurer. A resident agent for the corporation in the State of Nevada shall be designated by the Board of Directors. Any person may hold two or more offices.

     Section 2.  Other Officers.
                 --------------
The Board of Directors may also elect one or more vice presidents, assistant secretaries and assistant treasurers, and such other officers and agents, as it shall deem necessary.

     Section 3.  Qualification and Removal.
                 -------------------------
The officers of the corporation mentioned in Section 1 of this Article IV shall hold office until their successors are elected and qualify. Any such officer and any other officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors.

     Section 4.  Resignation.
                 -----------
Any officer may resign at any time by giving written notice to the corporation, without prejudice, however, to the rights, if any, of the corporation under any contract to which such officer is a party. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     Section 5.  Powers and Duties; Execution of Contracts.
                 -----------------------------------------
Officers of this corporation shall have such powers and duties as may be determined by the Board of Directors. Unless otherwise specified by the Board of Directors, the president shall be the chief executive officer of the corporation. Contracts and other instruments in the normal course of business may be executed on behalf of the corporation by the president or any vice president of the corporation, or any other person authorized by resolution of the Board of Directors.


                                  ARTICLE V

                           STOCK AND STOCKHOLDERS

     Section 1.  Issuance.
                 --------
Every stockholder shall be issued a certificate representing the number of shares owned by him in the corporation. If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the certificate shall contain a statement setting forth the office or agency of the corporation from which stockholders may obtain a copy of a statement or summary of the designations, preferences and relative or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights. The corporation shall furnish to its stockholders, upon request and without charge, a copy of such statement or summary.

     Section 2.  Facsimile Signatures.
                 --------------------
Whenever any certificate is countersigned or otherwise authenticated by a transfer agent or transfer clerk, and by a registrar, then a facsimile of the signatures of the officers of the corporation may be printed or lithographed upon such certificate in lieu of the actual signatures. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the corporation, before such certificates shall have been delivered by the corporation, such certificates may nevertheless be issued as though the person or persons who signed such certificates, had not ceased to be an officer of the corporation.

     Section 3.  Lost Certificates.
                 -----------------
The Board of Directors may direct a new stock certificate to be issued in place of any certificate alleged to have been lost or destroyed, and may require the making of an affidavit of that fact by the person claiming the stock certificate to be lost or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent, require the owner of the lost or destroyed certificate to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

     Section 4.  Transfer of Stock.
                 -----------------
Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed for transfer, it shall be the duty of the corporation to issue a new certificate, cancel the old certificate and record the transaction upon its books.

     Section 5.  Record Date.
                 -----------
The directors may fix a date not more than sixty (60) days prior to the holding of any meeting as the date as of which stockholders entitled to notice of and to vote at such meeting shall be determined; and only stockholders of record on such day shall be entitled to notice or to vote at such meeting. If no record date is fixed by the Board of Directors (a) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the sixtieth (60th) day preceding the day on which the meeting is held; (b) the record date for determining stockholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the Board has been taken, shall be the day on which the first written consent is given; and (c) the record date for determining stockholders for any other purpose shall be the day on which the Board of Directors adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such action, whichever is later. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting, but the Board of Directors shall fix a new record date if the meeting is adjourned for more than forty-five (45) days from the date set for the original meeting.

     Section 6.  Registered Stock.
                 ----------------
The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the statutes of Nevada.

     Section 7.  Dividends.
                 ---------
In the event a dividend is declared, the stock transfer books will not be closed but a record date will be fixed by the Board of Directors and only shareholders of record on that date shall be entitled to the dividend.


                                  ARTICLE VI

                                INDEMNIFICATION

     Section 1.  Indemnity of Directors, Officers and Agents.
                 -------------------------------------------
The corporation shall indemnify any director or officer and may, as authorized by the Board of Directors, indemnify any other employee or agent of the corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

     Section 2.  Derivative Actions.
                 ------------------
The corporation shall indemnify any director or officer and may, as authorized by the Board of Directors, indemnify any other employee or agent of the corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, but no indemnification shall be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

     Section 3.  Successful Defense.
                 ------------------
To the extent that a director or officer and, as authorized by the Board of Directors, any other employee or agent of the corporation has been successful on the merits or otherwise in defense of any action or proceeding mentioned in this Article VI or in defense of any claim issue or matter therein, he shall be indemnified by the corporation against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with such defense.

     Section 4.  Determination of Entitlement to Indemnity.
                 -----------------------------------------
Any indemnification under this Article VI, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in this Article VI. Such determination shall be made (a) by the stockholders; (b) by the Board of Directors by majority vote of a quorum consisting of directors who were not parties to such act, suit or proceeding;
(c) if such a quorum of disinterested directors so orders, by independent legal counsel in a written opinion; or (d) if such a quorum of disinterested directors cannot be obtained, by independent legal counsel in a written opinion.

     Section 5.  Advancement of Expenses.
                 -----------------------
Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount unless it is ultimately determined that he is entitled to be indemnified by the corporation as authorized in this section.

     Section 6.  Persons Entitled to Indemnity.
                 -----------------------------
The indemnification provided by this Article VI: (a) does not exclude any rights to which a person seeking indemnification may be entitled under any statute of the State of Nevada, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office; and
(b) shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     Section 7.  Purchase of Insurance.
                 ---------------------
The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article VI.


                                 ARTICLE VII

                             GENERAL PROVISIONS

     Section 1.  Exercise of Rights.
                 ------------------
All rights incident to any and all shares of another corporation or corporations standing in the name of this corporation may be exercised by such officer, agent or proxyholder as the Board of Directors may designate. In the absence of such designation, such rights may be exercised by the Chairman of the Board or the president of this corporation, or by any other person authorized to do so by the Chairman of the Board or the president of this corporation. Except as provided below, shares of this corporation owned by any subsidiary of this corporation shall not be entitled to vote on any matter. Shares of this corporation held by this corporation in a fiduciary capacity and shares of this corporation held in a fiduciary capacity by any subsidiary of this corporation, shall not be entitled to vote on any matter, except to the extent that the settler or beneficial owner possesses and exercises a right to vote or to give this corporation or such subsidiary binding instructions as to how to vote such shares.

     Solely for purposes of Section 1 of this Article VII, a "subsidiary" of this corporation shall mean a corporation, shares of which possessing more than fifty percent (50%) of the power to vote for the election of directors at the time determination of such voting power is made, are owned directly, or indirectly through one or more subsidiaries, by this corporation.

     Section 2.  Interpretation.
                 --------------
Unless the context of a Section of these Bylaws otherwise requires, the terms used in these Bylaws shall have the meanings provided in, and these Bylaws shall be construed in accordance with the Nevada statutes relating to private corporations, as found in Chapter 78 of the Nevada Revised Statutes or any subsequent statute.


                                ARTICLE VIII

                                 AMENDMENTS

     Section 1.  Stockholder Amendments.
                 ----------------------
Bylaws may be adopted, amended or repealed by the affirmative vote or written consent of a majority of the outstanding voting shares of this corporation, except as otherwise provided by the statutes of Nevada, the Articles of Incorporation or elsewhere in these Bylaws.

     Section 2.  Amendments by Board of Directors.
                 --------------------------------
Subject to the right of stockholders as provided in Section 1 of this Article VIII, Bylaws may be adopted, amended or repealed by the Board of Directors.


                                 ARTICLE IX

             "ACQUISITION OF CONTROLLING INTEREST" PROVISIONS OF
              THE NEVADA GENERAL CORPORATION LAW SHALL NOT APPLY

     On and after February 16, 1998, the provisions of Section 78.378 to 78.3793, inclusive, of the Nevada Revised Statutes shall not apply to the corporation.